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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report dated March 24, 2000, except as to note 11, which is as of April 14, 2000, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP

Cleveland, Ohio
April 17, 2000